UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934
Date of Report (Date of earliest event reported): November 9, 2009
GLOBAL BRANDS ACQUISITION CORP.
(Exact Name of Registrant as Specified in Charter)

Delaware	001-33855	26-0482599

(State or Other Jurisdiction	(Commission	(IRS Employer
of Incorporation)	File Number)	Identification No.)

11 West 42nd Street, 21st Floor
New York, New York	10036

(Address of Principal Executive Offices)	(Zip Code)
Registrant’s telephone number, including area code: 212-201-8118
Not Applicable
(Former Name or Former Address, if Changed Since Last Report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☑	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

COMMENCING SHORTLY AFTER THE FILING OF THIS CURRENT REPORT ON FORM 8-K, GLOBAL BRANDS ACQUISITION CORP. (“GLOBAL BRANDS”) INTENDS TO HOLD PRESENTATIONS FOR CERTAIN OF ITS STOCKHOLDERS, AS WELL AS OTHER PERSONS WHO MIGHT BE INTERESTED IN PURCHASING GLOBAL BRANDS SECURITIES, REGARDING THE PROPOSED FRAMEWORK TRANSACTIONS WITH THE GERRITY GROUP, AS DESCRIBED IN THIS REPORT.
GLOBAL BRANDS INTENDS TO FILE PRELIMINARY PROXY STATEMENTS WITH THE SECURITIES AND EXCHANGE COMMISSION (“SEC”) IN CONNECTION WITH, RESPECTIVELY, (1) EXTENDING THE TERMINATION DATE OF GLOBAL BRANDS’ CORPORATE EXISTENCE FROM DECEMBER 6, 2009 TO FEBRUARY 28, 2010 AND (2) THE PROPOSED FRAMEWORK TRANSACTIONS. STOCKHOLDERS OF GLOBAL BRANDS AND OTHER INTERESTED PERSONS ARE ADVISED TO READ, WHEN AVAILABLE, THE PROXY STATEMENTS IN CONNECTION WITH GLOBAL BRANDS’ SOLICITATION OF PROXIES FOR THE SPECIAL MEETINGS OF STOCKHOLDERS BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION. SUCH PERSONS CAN ALSO READ GLOBAL BRANDS’ FINAL PROSPECTUS, DATED DECEMBER 6, 2007, IN CONNECTION WITH GLOBAL BRANDS’ INITIAL PUBLIC OFFERING (“IPO”) FOR A DESCRIPTION OF THE SECURITY HOLDINGS OF THE GLOBAL BRANDS OFFICERS AND DIRECTORS AND THEIR RESPECTIVE INTERESTS IN THE SUCCESSFUL CONSUMMATION OF THE PROPOSED FRAMEWORK TRANSACTIONS. DEFINITIVE PROXY STATEMENTS WILL BE MAILED TO GLOBAL BRANDS STOCKHOLDERS AS OF RECORD DATES TO BE ESTABLISHED FOR VOTING ON THE PROPOSED EXTENSION AND FRAMEWORK TRANSACTIONS. STOCKHOLDERS WILL ALSO BE ABLE TO OBTAIN A COPY OF THE DEFINITIVE PROXY STATEMENT, WITHOUT CHARGE, BY DIRECTING A REQUEST TO: GLOBAL BRANDS ACQUISITION CORP., 11 WEST 42ND STREET, 21ST FLOOR, NEW YORK, NEW YORK 10036. FREE COPIES OF THESE DOCUMENTS, ONCE AVAILABLE, CAN ALSO BE OBTAINED, WITHOUT CHARGE, AT THE SEC’S INTERNET SITE (HTTP://WWW.SEC.GOV).
GLOBAL BRANDS, THE GERRITY GROUP AND THEIR RESPECTIVE DIRECTORS, EXECUTIVE OFFICERS, AFFILIATES AND OTHER PERSONS MAY BE DEEMED TO BE PARTICIPANTS IN THE SOLICITATION OF PROXIES FOR THE SPECIAL MEETINGS OF GLOBAL BRANDS STOCKHOLDERS TO BE HELD TO APPROVE THE PROPOSED EXTENSION AND FRAMEWORK TRANSACTIONS. ADDITIONALLY, MORGAN STANLEY & CO. INCORPORATED HAS BEEN ENGAGED BY GLOBAL BRANDS TO ASSIST IT IN THE PROPOSED EXTENSION AND FRAMEWORK TRANSACTIONS AND WILL BE PAID A FEE UPON CONSUMMATION OF THE FRAMEWORK TRANSACTIONS. FURTHERMORE, THE UNDERWRITERS IN GLOBAL BRANDS’ IPO CONSUMMATED IN DECEMBER 2007 MAY ASSIST GLOBAL BRANDS IN THESE EFFORTS AND MAY BE ENTITLED TO CERTAIN DEFERRED UNDERWRITING COMPENSATION UPON COMPLETION OF THE PROPOSED FRAMEWORK TRANSACTIONS. ADDITIONAL INFORMATION REGARDING THE INTERESTS OF POTENTIAL PARTICIPANTS WILL BE INCLUDED IN THE DEFINITIVE PROXY STATEMENTS AND OTHER MATERIALS TO BE FILED BY GLOBAL BRANDS WITH THE SEC.

This report and the exhibits hereto are not a proxy statement or solicitation of a proxy, consent or authorization with respect to any securities or in respect of the proposed transaction and shall not constitute an offer to sell or a solicitation of an offer to buy the securities of Global Brands, nor shall there be any sale of any such securities in any state or jurisdiction in which such offer, solicitation, or sale would be unlawful prior to registration or qualification under the securities laws of such state or jurisdiction.
This report and the exhibits hereto include “forward-looking statements” within the meaning of the safe harbor provisions of the U.S. Private Securities Litigation Reform Act of 1995. Global Brands’ actual results may differ from its expectations, estimates and projections and, consequently, you should not rely on these forward looking statements as predictions of future events. Words such as “expect,” “estimate,” “project,” “budget,” “forecast,” “anticipate,” “intend,” “plan,” “may,” “will,” “could,” “should,” “believes,” “predicts,” “potential,” “continue,” and similar expressions are intended to identify such forward-looking statements. These forward-looking statements include, without limitation, Global Brands’ expectations with respect to future performance; anticipated financial impacts of the proposed transaction; approval of the transaction by security holders; the satisfaction of the closing conditions to the transactions; and the timing of the completion of the transactions.
These forward-looking statements involve significant risks and uncertainties that could cause the actual results to differ materially from the expected results. Most of these factors are outside the parties’ control and difficult to predict. Factors that may cause such differences include the possibility that the expected growth will not be realized, or will not be realized within the expected time period, due to, among other things, (1) the real estate investment trust (“REIT”) environment; (2) general economic conditions; and (3) legislative and regulatory changes (including changes to laws governing the taxation of REITs). Other factors include the possibility that the transaction does not close, including due to the failure to receive required security holder approvals, or the failure of other closing conditions.
The foregoing list of factors is not exclusive. Additional information concerning these and other risk factors is contained in Global Brands’ most recent filings with the SEC. All subsequent written and oral forward-looking statements concerning Global Brands, the proposed transactions or other matters and attributable to Global Brands or any person acting on their behalf are expressly qualified in their entirety by the cautionary statements above. Readers are cautioned not to place undue reliance upon any forward-looking statements, which speak only as of the date made. Global Brands does not undertake or accept any obligation or undertaking to release publicly any updates or revisions to any forward-looking statement to reflect any change in their expectations or any change in events, conditions or circumstances on which any such statement is based.

Item 1.01 Entry into a Material Definitive Agreement.
     On November 9, 2009, Global Brands Acquisition Corp., a Delaware corporation (“Global Brands”), entered into a Framework Agreement (the “Framework Agreement”) with Gerrity International, LLC (the “Gerrity Group”). The Framework Agreement sets forth the steps (such steps being referred to herein as the “Framework Transactions”) Global Brands will take to continue its business as a corporation that will elect to qualify to be taxed as a real estate investment trust (“REIT”), commencing with its taxable year ending December 31, 2010.
     The Gerrity Group is a real estate company specializing in retail properties. Gerrity Group’s management team, led by William Gerrity, has experience in all aspects of the underwriting, acquisition, management, leasing and operation of retail real estate. The firm has a history of retail real estate investing on the West Coast and operating successfully in diverse markets globally. Gerrity Group’s management team has two decades of experience focusing on retail real estate investments and over its history has partnered with a wide range of institutional investors.
     Upon completion of the Framework Transactions, Global Brands intends to invest in, acquire, own, lease, reposition and manage a diverse portfolio of necessity-based retail properties, including, primarily, well located community and neighborhood shopping centers, anchored by national or regional supermarkets and drugstores.
     The following summaries of the Framework Agreement and Framework Transactions contemplated thereby are qualified in their entirety by reference to the text of the Framework Agreement, which is attached as an exhibit hereto and is incorporated herein by reference.
Extension Amendment and Conversion Proposals
     Promptly after execution of the Framework Agreement, Global Brands intends to file a preliminary proxy statement with the Securities and Exchange Commission so that Global Brands may call a special meeting of stockholders to consider and vote upon proposals to (i) extend the date on which Global Brands’ corporate existence terminates from December 6, 2009 to February 28, 2010 (the “Extension Amendment”) and (ii) allow the holders of shares of common stock issued in Global Brands’ initial public offering (the “IPO”, and such shares sold in the IPO are referred to as the “public shares”) to elect to convert their public shares into a pro rata portion (based on the total number of public shares) of the funds held in Global Brands’ trust account established at the time of the IPO (the “trust account”) if the Extension Amendment is approved (the “Conversion”). The Extension Amendment and Conversion proposals will not be effectuated if holders of more than 8,650,000 public shares seek conversion of their shares.
     Prior to Global Brands’ IPO, the initial officers, directors and stockholders of Global Brands (the “Global Brands Founders”) acquired 7,187,500 units of Global Brands (“Founders’ Units”), representing 7,187,500 shares of common stock of Global Brands (“Founders’ Shares”) and 7,187,500 warrants to purchase shares of common stock of Global Brands (“Founders’ Warrants”). The Global Brands Founders have entered into a voting and support agreement pursuant to which they have agreed to vote all of their Founders’ Shares in favor of the Extension Amendment and Conversion proposals.
     If the Extension Amendment and Conversion proposals are not approved by December 6, 2009 or if they are approved but more than 8,650,000 public shares seek conversion, Global Brands’

corporate existence will terminate except for the purposes of winding up its affairs and liquidating, pursuant to Section 278 of the General Corporation Law of the State of Delaware (“GCL”).
     If the Extension Amendment and Conversion proposals are approved and holders of less than 8,650,000 public shares seek conversion, Global Brands will file an amendment to its amended and restated certificate of incorporation (“Charter”) allowing it to have until February 28, 2010 to consummate the Framework Transactions. Such approval will also constitute consent for Global Brands to (i) remove from the trust account an amount (the “Withdrawal Amount”) equal to the pro rata portion of funds available in the trust account relating to the converted public shares and (ii) deliver to the holders of such converting public shares their pro rata portion of the Withdrawal Amount.  Global Brands will amend the trust account agreement to (i) permit the withdrawal of the Withdrawal Amount from the trust account to pay converting stockholders promptly after the special meeting; (ii) extend the date on which to liquidate the remaining trust account to February 28, 2010; (iii) only permit withdrawals from the amounts remaining in the trust account to pay the expenses incurred in connection with the Framework Transactions, up to a maximum of $1 million, and upon consummation of the Framework Transactions or Global Brands’ liquidation; and (iv) prohibit any further changes in the distribution of the trust account funds, including the date of liquidation, unless each and every Global Brands common stockholder specifically agrees in writing to such change.
Warrant Exchange Offer
     After such approvals are obtained, Global Brands will commence an offer to exchange all of its outstanding warrants for new warrants with different terms. The new warrants to be offered in the warrant exchange will have an exercise price of $12.00 per share and will expire five years from the consummation of the Framework Transactions, unless earlier redeemed if Global Brands’ stock price is at least $18.75 for any 20 trading days within a 30-trading day period. Pursuant to the voting and support agreement, the Founders’ Warrants and the warrants purchased by certain of Global Brands Founders simultaneously with the consummation of the IPO will be exchanged for new warrants with the same terms as described above but such warrants will not be redeemable by Global Brands unless the stock price is at least $22.00 for any 20 trading days within a 30-trading day period.
     If holders of at least 95% of Global Brands’ outstanding public warrants do not agree to exchange their warrants for new warrants, the Framework Transactions will not be consummated. If at least 95% of Global Brands’ outstanding public warrants agree to exchange their warrants for new warrants, then, as described below, Global Brands will call a special meeting of stockholders (the “Second Meeting”) to consider and vote upon the Framework Transactions. If approved, the Framework Transactions and the warrant exchange would then be consummated.
Subsequent Charter Amendments and Proposals
     If the Extension Amendment and Conversion proposals are approved, holders of less than 8,650,000 public shares seek conversion and holders of at least 95% of Global Brands’ outstanding public warrants agree to exchange their warrants for new warrants, then Global Brands will submit the Framework Transactions to the public stockholders for their approval.
     In the prospectus included in the registration statement for Global Brands’ IPO, Global Brands undertook to consummate an initial business combination in which it acquired one or more operating businesses or assets with a collective fair market value equal to at least 80% of the balance in Global Brands’ trust account (excluding deferred underwriting discounts and commissions). The Framework Transactions do not meet these requirements. However, Global Brands considered and analyzed numerous companies and acquisition opportunities in its search for an attractive business combination candidate, none of which was believed to be as attractive to public stockholders as the proposed transaction. Accordingly, Global Brands will propose to amend the terms of its Charter (the “Subsequent Charter Amendments”) at the Second Meeting to allow for the consummation of the Framework Transactions.
     Global Brands will also propose that its stockholders approve an incentive plan. The purpose of the plan will be to provide Global Brands’ directors, executive officers and other employees as well as persons who, by their position, ability and diligence are able to make important contributions to Global Brands’ growth and profitability, with an incentive to assist Global Brands in achieving its long-term corporate objectives following consummation of the Framework Transactions, to attract and retain highly qualified executive officers and other employees and to provide such persons with an opportunity to acquire an equity interest in Global Brands.
Global Brands Founders
     Prior to Global Brands’ IPO, the Global Brands Founders acquired 7,187,500 Founders’ Units, representing 7,187,500 Founders’ Shares and 7,187,500 Founders’ Warrants. Such securities were placed in escrow pursuant to an escrow agreement with Continental Stock Transfer & Trust Company upon consummation of the IPO. In connection with the Framework Transactions, the Global Brands Founders have agreed to have cancelled an aggregate of 7,118,056 Founders’ Shares and 6,368,056 Founders’ Warrants upon consummation of such transactions. The remaining 69,444 Founders’ Shares and 819,444 Founders’ Warrants (which will be exchanged for warrants with new terms upon consummation of the warrant exchange as described above) will be held in escrow and will not be released until 180 days after consummation of the Framework Transactions.
The Framework Agreement
     The Framework Agreement has been included as an exhibit to this Current Report to provide investors and security holders with information regarding its terms. It is not intended to provide any other factual information about Global Brands, the Gerrity Group or their respective subsidiaries and affiliates. The representations, warranties and covenants contained in the Framework Agreement were made only for purposes of that agreement and as of specific dates; were solely for the benefit of the parties to the Framework Agreement; may be subject to limitations agreed upon by the parties, including being qualified by confidential disclosures made for the purposes of allocating contractual risk between the parties to the Framework Agreement instead of establishing these matters as facts; and may be subject to standards of materiality applicable to the contracting parties that differ from those applicable to investors. Investors should not rely on the representations, warranties and covenants or any description thereof as characterizations of the actual state of facts or condition of Global Brands, the Gerrity Group or any of their respective subsidiaries or affiliates. Moreover, information concerning the subject matter of the representations, warranties and covenants may change after the date of the Framework Agreement, which subsequent information may or may not be fully reflected in public disclosures by Global Brands.
     Representations and Warranties
     The Framework Agreement contains representations and warranties of Global Brands relating, among other things, to:
•	proper organization and similar corporate matters;

•	capital structure;

•	the authorization, performance and enforceability of the Framework Agreement;

•	permits and compliance with applicable laws;

•	tax matters;

•	SEC reports, financial statements and Sarbanes-Oxley Act;

•	absence of undisclosed liabilities;

•	contracts;

•	absence of certain changes or events;

•	employee matters;

•	compliance with laws;

•	litigation;

•	transactions with affiliates;

•	Global Brands’ trust account; and

•	regulatory matters and compliance.
The Framework Agreement contains representations and warranties of the Gerrity Group relating, among other things, to:
•	proper organization and similar corporate matters;

•	capital structure;

•	contracts;

•	the authorization, performance and enforceability of the Framework Agreement; and

•	litigation.
     Covenants
     The parties have each agreed to use reasonable best efforts to take such actions as are necessary, proper or advisable to consummate the Framework Transactions. Global Brands has also agreed to continue to operate its business in the ordinary course prior to the closing and, unless otherwise required or permitted under the Framework Agreement to consummate the Extension Amendment and Conversion proposals and the Framework Transactions, not to take the following actions, among others, without the prior written consent of the Gerrity Group:
•	amend its Charter or bylaws (whether by merger, consolidation or otherwise);

•	split, combine or reclassify any shares of capital stock or other equity securities or declare, set aside or pay any dividend or other distribution (whether in cash, stock or property or any combination thereof) in respect of the capital stock or other equity securities, or redeem, repurchase or otherwise acquire or offer to redeem, repurchase, or otherwise acquire any capital stock or other equity securities;

•	(x) issue, deliver or sell, or authorize the issuance, delivery or sale of, any capital stock, warrant or other equity securities, or (y) amend any term of any capital stock or other equity securities (in each case, whether by merger, consolidation or otherwise);

•	acquire (by merger, consolidation, acquisition of stock or assets or otherwise), directly or indirectly, any assets, securities, properties, or businesses other than in the ordinary course of business;

•	sell, lease or otherwise transfer, or create or incur any lien on, any assets, securities, properties, or businesses;

•	make any loans, advances or capital contributions to, or investments in, any other person or entity;

•	create, incur, assume, suffer to exist or otherwise be liable with respect to any indebtedness;

•	enter into any hedging arrangements or any other business combination;

•	enter into or amend any material contract or enter into any agreement or arrangement that limits or otherwise restricts in any respect the company, or any successor thereto or that could, after the consummation of the Framework Transactions, limit or restrict in any respect the parties from engaging or competing in any line of business, in any location or with any person or, except in the case of Global Brands in the ordinary course of business, otherwise waive, release or assign any material rights, claims or benefits;

•	increase compensation, bonus or other benefits payable to any director, officer or employee;

•	change the methods of accounting, except as required by concurrent changes in law or generally accepted accounting principles;

•	settle, or offer or propose to settle, any material litigation, investigation, arbitration, proceeding or other claim, including any litigation, arbitration, proceeding or dispute that relates to the Framework Transactions;

•	make or change any material tax election, change any annual tax accounting period except for a change in Global Brands’ taxable year to the calendar year for U.S. federal income tax purposes, adopt or change any method of tax accounting, materially amend any tax returns or file claims for material tax refunds, enter any material closing agreement, settle any material tax claim, audit or assessment, or surrender any right to claim a material tax refund, offset or other reduction in tax liability, or take any action or fail to take any action that could prevent Global Brands from qualifying as a REIT;

•	take any action or omit to take any action that is reasonably likely to result in any of the closing conditions of the Framework Agreement not being satisfied; or

•	agree, resolve or commit to do any of the foregoing.
     The Framework Agreement also contains additional covenants of the parties, including covenants providing for:
•	the protection of confidential information of the parties and, subject to the confidentiality requirements, the provision of reasonable access to information;

•	Global Brands to prepare and file a proxy statement to solicit proxies from the Global Brands’ stockholders to vote on the Extension Amendment and Conversion proposals;

•	Global Brands to use its reasonable best efforts to commence the warrant exchange and secure the agreement of holders of at least 95% of Global Brands’ warrants to participate in such warrant exchange;

•	Global Brands to prepare and file a proxy statement to solicit proxies from the Global Brands’ stockholders to vote on the proposals that will be presented for consideration in connection with the Framework Transactions;

•	The Gerrity Group to waive its rights to make claims against Global Brands to collect from the trust fund established for the benefit of the holders of the Public Shares for any monies that may be owed to it by Global Brands; and

•	Global Brands to make an election to qualify as a real estate investment trust within the meaning of Section 856 of the Code in connection with the filing of its 2010 tax return.
     Conditions to Closing
     Consummation of the Framework Transactions is conditioned on (i) the holders of a majority of Global Brands’ common stock approving each of the Extension Amendment and Conversion proposals and holders of less than 8,650,000 public shares seeking conversion, (ii) 95% of Global Brands’ outstanding public warrants exchanging their warrants for new warrants, (iii) the holders of a majority of Global Brands’ common stock approving the Subsequent Charter Amendments and the subsequent filing of Global Brands’ second amended and restated certificate of incorporation and (iv) the holders of a majority of Global Brands’ common stock approving the incentive plan proposal.
     In addition, the consummation of the transactions contemplated by the Framework Agreement is conditioned upon, among other things:
•	no statute, rule, ruling, regulation, judgment, decision, order, injunction, writ or decree shall have been enacted, entered, ordered, promulgated, issued or enforced by any court or other governmental authority that is in effect and prohibits, enjoins or restricts the consummation of the transactions;

•	the execution by and delivery to each party of each of the various transaction documents;

•	the delivery by each party to the other party of a certificate to the effect that the representations and warranties of each party are true and correct as of the closing, except as would not reasonably be expected to have a material adverse effect, and all covenants contained in the Framework Agreement have been materially complied with by each party;

•	there being available to Global Brands, after giving effect to all conversion and other share purchases, but prior to payment of certain expenses, no less than $200 million;

•	receipt by Global Brands of an opinion from Richards, Layton & Finger P.A. relating to the charter amendments necessary to effectuate the Extension Amendment and consummate the Framework Transactions; and

•	the Global Brands Founders shall have surrendered and cancelled an aggregate of 7,118,056 shares and 6,368,056 warrants.
     Waivers
     If permitted under applicable law, either Global Brands or the Gerrity Group may waive any inaccuracies in the representations and warranties made to such party contained in the Framework Agreement or in any document delivered pursuant to the Framework Agreement and waive compliance with any agreements or conditions for the benefit of itself or such party contained in the Framework Agreement or in any document delivered pursuant to the Framework Agreement.
     Termination
     The Framework Agreement may be terminated at any time, but not later than the closing, as follows:
•	by mutual written agreement of Global Brands and the Gerrity Group; or

•	by either Global Brands or the Gerrity Group if:
•	the Extension Amendment and Conversion proposals are not approved by the necessary vote required by the GCL and more than 8,650,000 public shares seek conversion;

•	agreements for at least 95% of the Global Brands outstanding public warrants have not agreed to the warrant exchange;

•	the Subsequent Charter Amendments and incentive plan proposal are not approved by the necessary vote required by the GCL by February 28, 2010;

•	a governmental entity shall have issued an order, decree or ruling or taken any other action, in any case having the effect of permanently restraining, enjoining or otherwise prohibiting the transaction, which order, decree, judgment, ruling or other action is final and non-appealable; or

•	if the other party has breached or failed to perform any of its covenants or representations and warranties in any material respect that would constitute a failure of the applicable closing conditions and has not cured its breach within thirty days of the notice of an intent to terminate, provided that the terminating party is itself not in material breach;
Item 8.01 Other Events.
     Attached as Exhibit 99.2 to this Current Report is the form of investor presentation that Global Brands expects to use in connection with presentations to certain of its securityholders, as well as other persons interested in purchasing securities of Global Brands, in connection with the transactions contemplated by the Framework Agreement. Such material may be deemed soliciting material in connection with the special meetings of Global Brands’ stockholders to be held pursuant to the Framework Agreement.

Item 9.01 Financial Statements, Pro Forma Financial Information and Exhibits.
(d)	Exhibits:

Exhibit	Description

2.1	Framework Agreement, dated as of November 9, 2009 by and among Global Brands Acquisition Corp. and Gerrity International, LLC.

99.1	Press release of Global Brands Acquisition Corp. dated November 9, 2009.

99.2	Investor Presentation.

SIGNATURE
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: November 9, 2009	GLOBAL BRANDS ACQUISITION CORP.
	By:	/s/ Joel J. Horowitz
Joel J. Horowitz
Chief Executive Officer